` FOR IMMEDIATE RELEASE McCORMICK REPORTS FIRST QUARTER PERFORMANCE AND REITERATES 2022 OUTLOOK HUNT VALLEY, Md., March 29, 2022 - McCormick & Company, Incorporated (NYSE:MKC), a global leader in flavor, today reported financial results for the first quarter ended February 28, 2022. • Sales rose 3% in the first quarter from the year-ago period. In constant currency, the Company grew sales 4%. • Operating income was $207 million in the first quarter compared to $236 million in the year-ago period. Adjusted operating income was $227 million compared to $263 million in the first quarter of 2021. • Earnings per share was $0.57 in the first quarter as compared to $0.60 in the year-ago period. Adjusted earnings per share was $0.63 as compared to $0.72 in the year-ago period. • For fiscal year 2022, McCormick reiterated its sales, operating income, and earnings per share outlook. Chairman, President & CEO's Remarks Lawrence E. Kurzius, Chairman, President and CEO, stated, "In our first quarter, we delivered solid financial results in line with our expectations. We grew constant currency sales 4% on top of 20% constant currency growth in the first quarter of last year, demonstrating our broad and advantaged global flavor portfolio, as well as the effective execution of our pricing actions. Our Consumer segment sales, while impacted by lapping high year-ago demand, continued to reflect the sustained shift to higher at-home consumption compared to pre-pandemic levels. Our Flavor Solutions segment growth was driven by outstanding performance with our packaged food and beverage customers as well as robust demand from our restaurant and other foodservice customers, due in part to lapping curtailed away-from-home dining in the year-ago period. "As we anticipated, in the first quarter, the profit driven by our sales growth was more than offset by higher inflation and broad-based supply chain challenges. We continue to operate in a highly inflationary environment and expect to fully offset cost pressures over time using pricing and other levers as we have in the past. The strength of our business model, the value of our products and

` capabilities and the successful execution of our long-term strategies give us confidence in our robust sales growth momentum and in our ability to successfully navigate the continuing challenges of the dynamic global environment. “We continue to capitalize on the sustained shift to cooking more at home, increased digital engagement, clean and flavorful eating, and trusted brands. These long-term trends and the rising demand for great taste are as relevant today as ever. Our alignment with these trends, in combination with the breadth and reach of our portfolio and our strategic investments are continuing to provide a strong foundation for long-term, sustainable growth. Our fundamentals, momentum, and growth outlook are stronger than ever, positioning us well to deliver another year of strong performance in 2022. “I want to recognize McCormick employees around the world as they drive our momentum and success. With our vision to stand together for flavor and our relentless focus on growth, performance, and people, we are confident our strategies will effectively position us to drive sustainable future growth and create long-term value for our shareholders." First Quarter 2022 Results McCormick reported a 3% sales increase in the first quarter from the year-ago period, including a 1% unfavorable impact from currency. One month of incremental sales from FONA, acquired in December 2020, contributed 1% to the quarterly sales increase. In the Flavor Solutions segment, base business, new product and acquisition growth all contributed to the 12% increase, or 14% in constant currency. Flavor Solutions sales growth was driven by the Company's differentiated customer engagement, pricing actions to partially offset costs, and the continued demand recovery of away- from-home products. Consumer segment sales declined 2%, with minimal impact from currency, and included pricing actions taken to partially offset cost inflation. This performance, against 35% growth in the first quarter of 2021 reflects the sustained shift to consumers cooking more at home, which the Company continues to fuel with brand marketing, category management and new products. Higher cost inflation, partially offset by pricing actions and cost savings led by the Company's Comprehensive Continuous Improvement (CCI) program, resulted in a decline in gross profit margin of 220 basis points, or 260 basis points excluding transaction and integration expenses. Operating income was $207 million in the first quarter of 2022 compared to $236 million in the first quarter of 2021. This decline was driven by gross margin compression, strategic investment spending, and higher special charges partially offset by the favorable impact of higher sales, CCI-led cost savings, and lower transaction and integration expenses. In the first quarter of 2022, the Company recognized $20 million of special charges versus $1 million in 2021 and $1 million of transaction and integration expenses related to the acquisitions of Cholula and FONA versus $25 million in 2021. Excluding special charges, as well as transaction and integration expenses, adjusted operating income was $227 million compared to $263 million in the year-ago period.

` Earnings per share was $0.57 in the first quarter of 2022 compared to $0.60 in the first quarter of 2021. Special charges and integration expenses lowered earnings per share by $0.06 in 2022. Transaction and integration expenses, including an unfavorable income tax expense impact from a discrete item related to the acquisition of FONA, as well as special charges lowered earnings per share by $0.12 in the first quarter of 2021. Excluding these impacts, adjusted earnings per share was $0.63 in the first quarter of 2022 compared to $0.72 in the year-ago period. This decrease was driven by lower adjusted operating income. Net cash provided by operating activities in the first quarter of 2022 was $18 million compared to net cash used by operating activities of $32 million in the first quarter of 2021. The increase was driven by working capital improvements and lower payments of transaction and integration costs. Fiscal Year 2022 Financial Outlook For the 2022 fiscal year, McCormick reiterated its financial outlook for sales, operating income and earnings per share. McCormick’s broad and advantaged global flavor portfolio enables the Company to meet the rising demand for flavor around the world. The Company is capitalizing on the growing consumer interests in healthy and flavorful cooking, digital engagement, trusted brands, and purpose-minded practices. This, coupled with the breadth and reach of McCormick's portfolio and its effective strategies, sustainably position the Company to continue on its growth trajectory. In 2022, the Company expects to grow sales by 3% to 5% compared to 2021, which in constant currency is 4% to 6%. McCormick expects sales growth to be driven by brand marketing, new products, category management and differentiated customer engagement, as well as pricing actions, which in conjunction with cost savings, are expected to offset anticipated inflationary pressures. Operating income in 2022 is expected to grow by 13% to 15% from $1.02 billion in 2021. The Company anticipates integration expenses related to the FONA acquisition of approximately $3 million in 2022. In addition, McCormick expects approximately $30 million of special charges in 2022 that relate to previously announced organization and streamlining actions. Excluding the impact of integration expenses as well as special charges in 2022 and 2021, adjusted operating income is expected to increase 7% to 9%, which in constant currency is 8% to 10%. McCormick projects 2022 earnings per share to be in the range of $3.07 to $3.12, compared to $2.80 of earnings per share in 2021. The Company expects integration expenses, as well as special charges, to lower earnings per share by $0.10 in 2022. Excluding these impacts, the Company projects 2022 adjusted earnings per share to be in the range of $3.17 to $3.22, compared to $3.05 of adjusted earnings per share in 2021, which represents an expected increase of 4% to 6%, or in constant currency 5% to 7%. This reflects strong operating growth, partially offset by a 3% headwind from an anticipated increase in the Company's projected adjusted effective tax rate. For fiscal 2022, the

` Company expects strong cash flow and anticipates returning a significant portion to shareholders through dividends. Business Segment Results Consumer Segment (in millions) Three months ended 2/28/2022 2/28/2021 Net sales $ 926.1 $ 946.8 Operating income, excluding special charges, transaction and integration expenses 167.0 189.9 Consumer segment sales declined 2% from the first quarter of 2021, with minimal impact from currency. Sales growth in the Americas was offset by declines in the Europe, Middle East and Africa (EMEA) and Asia/Pacific regions. Pricing actions contributed to growth in all three regions. • Consumer sales in the Americas rose 2% compared to the first quarter of 2021, with minimal impact from currency. The increase was on top of double-digit growth in the first quarter of 2021 and was driven by growth across the branded portfolio. • Consumer sales in EMEA declined 14% compared to the year-ago period. In constant currency, sales decreased 9% due to lapping high demand that drove double-digit growth in the year-ago period. • Consumer sales in the Asia/Pacific region were 4% lower than the year-ago period, including a 2% favorable impact from currency. In constant currency, sales declined 6% against a strong comparison to double-digit growth in the first quarter of 2021. Consumer segment operating income, excluding transaction and integration expenses, as well as special charges, decreased 12% in first quarter of 2022 compared to the year-ago period. There was minimal impact from currency. The decline was driven by lower sales and higher cost inflation, partially offset by pricing actions, CCI-led cost savings and lower COVID-19 related costs. Flavor Solutions Segment (in millions) Three months ended 2/28/2022 2/28/2021 Net sales $ 596.3 $ 534.7 Operating income, excluding special charges, transaction and integration expenses 60.1 72.6

` Flavor Solutions segment sales increased 12% in the first quarter, with one month of incremental sales from the FONA acquisition contributing 2% to that increase. In constant currency, sales increased 14%, led by the Americas and EMEA regions. Pricing actions contributed to growth in all three regions. • In the Americas, Flavor Solutions sales rose 12% compared to the first quarter of 2021, with minimal impact from currency. The increase was driven by continued growth with packaged food and beverage companies, higher sales to branded foodservice customers and a 2% contribution from the FONA acquisition. • The EMEA region's Flavor Solutions sales increased 15% compared to the first quarter of 2021. In constant currency sales grew 24% led by strong growth with quick service restaurants and branded foodservice customers. • The Asia/Pacific region's Flavor Solutions sales grew 3% compared to the first quarter of 2021. In constant currency, sales increased 5%. This increase was driven by quick service restaurants, partially impacted by the timing of customers' promotional activities. Flavor Solutions segment operating income, excluding transaction and integration expenses, as well as special charges, was 17% lower in the first quarter of 2022 compared to the year-ago period. In constant currency, Flavor Solutions operating income declined 11% driven by the net impact of higher cost inflation, pricing actions and CCI-led cost savings, as well as strategic investment spending. These impacts were partially offset by higher sales. Non-GAAP Financial Measures The tables below include financial measures of adjusted gross profit, adjusted gross profit margin, adjusted operating income, adjusted operating income margin, adjusted income tax expense, adjusted income tax rate, adjusted net income and adjusted diluted earnings per share. These represent non- GAAP financial measures which are prepared as a complement to our financial results prepared in accordance with United States generally accepted accounting principles. These financial measures exclude the impact, as applicable, of the following: Special charges – In our consolidated income statement, we include a separate line item captioned “Special charges” in arriving at our consolidated operating income. Special charges consist of expenses associated with certain actions undertaken by the Company to reduce fixed costs, simplify or improve processes, and improve our competitiveness and are of such significance in terms of both up-front costs and organizational/structural impact to require advance approval by our Management Committee. Upon presentation of any such proposed action (including details with respect to estimated costs, which generally consist principally of employee severance and related benefits, together with ancillary costs associated with the action that may include a non-cash component or a component which relates to inventory adjustments that are included in cost of goods sold; impacted employees or operations; expected timing; and expected savings) to the Management Committee and

` the Committee’s advance approval, expenses associated with the approved action are classified as special charges upon recognition and monitored on an ongoing basis through completion. Transaction and integration expenses associated with the Cholula and FONA acquisitions – We exclude certain costs associated with our acquisitions of Cholula and FONA in November and December 2020, respectively, and their subsequent integration into the Company. Such costs, which we refer to as “Transaction and integration expenses”, include transaction costs associated with each acquisition, as well as integration costs following the respective acquisition, including the impact of the acquisition date fair value adjustment for inventories, together with the impact of discrete tax items, if any, directly related to each acquisition. Income from sale of unconsolidated operations – We exclude the gain realized upon our sale of an unconsolidated operation that occurred during the second quarter of fiscal 2021. The sale of our 26% interest in Eastern Condiments Private Ltd resulted in a gain of $13.4 million, net of tax of $5.7 million. The gain is included in Income from unconsolidated operations in our consolidated income statement for the year ended November 30, 2021. We believe that these non-GAAP financial measures are important. The exclusion of the items noted above provides additional information that enables enhanced comparisons to prior periods and, accordingly, facilitates the development of future projections and earnings growth prospects. This information is also used by management to measure the profitability of our ongoing operations and analyze our business performance and trends. These non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but they should not be considered a substitute for, or superior to, GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies because other companies may not calculate them in the same manner that we do. We intend to continue to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP financial measures to the related GAAP financial measures is provided below:

` (in millions except per share data) Three Months Ended 2/28/2022 2/28/2021 Gross profit $ 560.4 $ 577.5 Impact of transaction and integration expenses included in cost of goods sold (1) — 6.3 Adjusted gross profit $ 560.4 $ 583.8 Adjusted gross profit margin (2) 36.8% 39.4 % Operating income $ 206.9 $ 236.3 Impact of transaction and integration expenses included in cost of goods sold (1) — 6.3 Impact of other transaction and integration expenses (1) 0.7 18.8 Impact of special charges 19.5 1.1 Adjusted operating income $ 227.1 $ 262.5 % decrease versus year-ago period (13.5) % Adjusted operating income margin (3) 14.9% 17.7 % Income tax expense $ 34.4 $ 58.6 Impact of transaction and integration expenses (1) 0.2 (5.9) Impact of special charges 4.9 0.3 Adjusted income tax expense $ 39.5 $ 53.0 Adjusted income tax rate (4) 19.7% 22.7 % Net income $ 154.9 $ 161.8 Impact of transaction and integration expenses (1) 0.5 31.0 Impact of special charges 14.6 0.8 Adjusted net income $ 170.0 $ 193.6 % decrease versus year-ago period (12.2) % Earnings per share - diluted $ 0.57 $ 0.60 Impact of transaction and integration expenses (1) — 0.12 Impact of special charges 0.06 — Adjusted earnings per share - diluted $ 0.63 $ 0.72 % decrease versus year-ago period (12.5) %

` (1) Transaction and integration expenses include transaction and integration expenses associated with our acquisitions of Cholula and FONA. These expenses include the effect of the fair value adjustment to acquired inventories on cost of goods sold and the unfavorable impact of a discrete deferred state income tax expense item, directly related to our December 2020 acquisition of FONA, of $11.4 million or $0.04 per diluted share for the three months ended February 28, 2021. (2) Adjusted gross profit margin is calculated as adjusted gross profit as a percentage of net sales for each period presented. (3) Adjusted operating income margin is calculated as adjusted operating income as a percentage of net sales for each period presented. (4) Adjusted income tax rate is calculated as adjusted income tax expense as a percentage of income from consolidated operations before income taxes excluding transaction and integration expenses and special charges of $200.2 million and $233.3 million for the three months ended February 28, 2022 and 2021, respectively. Because we are a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. Those changes have been volatile over the past several years. The exclusion of the effects of foreign currency exchange, or what we refer to as amounts expressed “on a constant currency basis”, is a non-GAAP measure. We believe that this non- GAAP measure provides additional information that enables enhanced comparison to prior periods excluding the translation effects of changes in rates of foreign currency exchange and provides additional insight into the underlying performance of our operations located outside of the U.S. It should be noted that our presentation herein of amounts and percentage changes on a constant currency basis does not exclude the impact of foreign currency transaction gains and losses (that is, the impact of transactions denominated in other than the local currency of any of our subsidiaries in their local currency reported results). Percentage changes in sales and adjusted operating income expressed on a constant currency basis are presented excluding the impact of foreign currency exchange. To present this information for historical periods, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in the average foreign currency exchange rate between the current fiscal period and the corresponding period of the comparative year. Rates of constant currency growth (decline) follow:

` Three Months Ended February 28, 2022 Percentage Change as Reported Impact of Foreign Currency Exchange Percentage Change on Constant Currency Basis Net sales Consumer Segment Americas 2.3% 0.1% 2.2% EMEA (14.2)% (4.8)% (9.4)% Asia/Pacific (4.3)% 1.7% (6.0)% Total Consumer Segment (2.2)% (0.7)% (1.5)% Flavor Solutions Segment Americas 12.1% (0.3)% 12.4% EMEA 15.2% (9.0)% 24.2% Asia/Pacific 2.5% (1.8)% 4.3% Total Flavor Solutions Segment 11.5% (2.2)% 13.7% Total net sales 2.8% (1.2)% 4.0% Adjusted operating income Consumer segment (12.1)% (0.2)% (11.9)% Flavor Solutions segment (17.2)% (6.6)% (10.6)% Total adjusted operating income (13.5)% (2.0)% (11.5)% To present “constant currency” information for the fiscal year 2022 projection, projected sales and adjusted operating income for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the company’s budgeted exchange rates for 2022 and are compared to the 2021 results, translated into U.S. dollars using the same 2022 budgeted exchange rates, rather than at the average actual exchange rates in effect during fiscal year 2021. To estimate the percentage change in adjusted earnings per share on a constant currency basis, a similar calculation is performed to arrive at adjusted net income divided by historical shares outstanding for fiscal year 2021 or projected shares outstanding for fiscal year 2022, as appropriate. Projection for the Year Ending November 30, 2022 Percentage change in net sales 3% to 5% Impact of unfavorable foreign currency exchange 1 % Percentage change in net sales in constant currency 4% to 6% Percentage change in adjusted operating income 7% to 9% Impact of unfavorable foreign currency exchange 1 % Percentage change in adjusted operating income in constant currency 8% to 10%

` Percentage change in adjusted earnings per share — diluted 4% to 6% Impact of unfavorable foreign currency exchange 1 % Percentage change in adjusted earnings per share in constant currency — diluted 5% to 7% The following provides a reconciliation of our estimated earnings per share to adjusted earnings per share for 2022 and actual results for 2021: Twelve Months Ended 2022 Projection 11/30/21 Earnings per share - diluted $ 3.07 to $3.12 $ 2.80 Impact of transaction and integration expenses 0.01 0.14 Impact of special charges 0.09 0.16 Impact of sale of unconsolidated investment — (0.05) Adjusted earnings per share $ 3.17 to $3.22 $ 3.05 Live Webcast As previously announced, McCormick will hold a conference call with analysts today at 8:00 a.m. ET. The conference call will be webcast live via the McCormick website. Go to ir.mccormick.com and follow directions to listen to the call and access the accompanying presentation materials. At this same location, a replay of the call will be available following the live call. Past press releases and additional information can be found at this address. Forward-Looking Information Certain information contained in this release, including statements concerning expected performance, such as those relating to net sales, gross margin, earnings, cost savings, transaction and integration expenses, special charges, acquisitions, brand marketing support, volume and product mix, income tax expense and the impact of foreign currency rates are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe” and “plan.” These statements may relate to: the impact of the COVID-19 pandemic on our business, suppliers, consumers, customers, and employees; disruptions or inefficiencies in the supply chain, including any impact of COVID-19; the expected results of operations of businesses acquired by the company, including the acquisitions of Cholula and FONA; the expected impact of the inflationary cost environment, including commodity, packaging materials and transportation costs on our business; the expected impact of pricing actions on the company's results of operations and gross margins; the expected impact of factors affecting our supply chain, including transportation capacity, labor shortages, and absenteeism; the expected impact of productivity improvements, including those associated with our Comprehensive Continuous Improvement (CCI) program and global enablement initiative; the impact of the Russia-Ukraine conflict, including the potential for broader economic disruption; expected working capital improvements; expectations regarding growth potential in various geographies and markets, including the impact from customer, channel, category, and e- commerce expansion; expected trends in net sales and earnings performance and other financial

` measures; the expected timing and costs of implementing our business transformation initiative, which includes the implementation of a global enterprise resource planning (ERP) system; the expected impact of accounting pronouncements; the expectations of pension and postretirement plan contributions and anticipated charges associated with those plans; the holding period and market risks associated with financial instruments; the impact of foreign exchange fluctuations; the adequacy of internally generated funds and existing sources of liquidity, such as the availability of bank financing; the anticipated sufficiency of future cash flows to enable the payments of interest and repayment of short- and long-term debt as well as quarterly dividends and the ability to issue additional debt securities; and expectations regarding purchasing shares of McCormick's common stock under the existing repurchase authorization. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: the company's ability to drive revenue growth; the company's ability to increase pricing to offset, or partially offset, inflationary pressures on the cost of our products; damage to the company's reputation or brand name; loss of brand relevance; increased private label use; product quality, labeling, or safety concerns; negative publicity about our products; actions by, and the financial condition of, competitors and customers; the longevity of mutually beneficial relationships with our large customers; the ability to identify, interpret and react to changes in consumer preference and demand; business interruptions due to natural disasters, unexpected events or public health crises, including COVID-19; issues affecting the company's supply chain and procurement of raw materials, including fluctuations in the cost and availability of raw and packaging materials; labor shortage, turnover and labor cost increases; the impact of the Russia-Ukraine conflict, including the potential for broader economic disruption; government regulation, and changes in legal and regulatory requirements and enforcement practices; the lack of successful acquisition and integration of new businesses; global economic and financial conditions generally, including the on-going impact of the exit of the United Kingdom (U.K.) from the European Union, availability of financing, interest and inflation rates, and the imposition of tariffs, quotas, trade barriers and other similar restrictions; foreign currency fluctuations; the effects of increased level of debt service following the Cholula and FONA acquisitions as well as the effects that such increased debt service may have on the company's ability to borrow or the cost of any such additional borrowing, our credit rating, and our ability to react to certain economic and industry conditions; risks associated with the phase-out of LIBOR; impairments of indefinite-lived intangible assets; assumptions we have made regarding the investment return on retirement plan assets, and the costs associated with pension obligations; the stability of credit and capital markets; risks associated with the company's information technology systems, including the threat of data breaches and cyber- attacks; the company's inability to successfully implement our business transformation initiative; fundamental changes in tax laws; including interpretations and assumptions we have made, and guidance that may be issued, and volatility in our effective tax rate; climate change; Environmental, Social and Governance (ESG) matters; infringement of intellectual property rights, and those of customers; litigation, legal and administrative proceedings; the company's inability to achieve expected and/or needed cost savings or margin improvements; negative employee relations; and other risks described in the company's filings with the Securities and Exchange Commission.

` Actual results could differ materially from those projected in the forward-looking statements. The company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. About McCormick McCormick & Company, Incorporated is a global leader in flavor. As a Fortune 500 company with over $6 billion in annual sales across 170 countries and territories, we manufacture, market and distribute spices, seasoning mixes, condiments and other flavorful products to the entire food industry including e-commerce channels, grocery, food manufacturers and foodservice businesses. Our most popular brands with trademark registrations include McCormick, French’s, Frank’s RedHot, Stubb’s, OLD BAY, Lawry’s, Zatarain’s, Ducros, Vahiné, Cholula, Schwartz, Kamis, DaQiao, Club House, Aeroplane and Gourmet Garden. Every day, no matter where or what you eat or drink, you can enjoy food flavored by McCormick. Founded in 1889 and headquartered in Hunt Valley, Maryland USA, McCormick is guided by our principles and committed to our Purpose – To Stand Together for the Future of Flavor. McCormick envisions A World United by Flavor where healthy, sustainable and delicious go hand in hand. To learn more, visit www.mccormickcorporation.com or follow McCormick & Company on Twitter, Instagram and LinkedIn. # # # For information contact: Investor Relations: Kasey Jenkins - kasey_jenkins@mccormick.com Corporate Communications: Lori Robinson - lori_robinson@mccormick.com (Financial tables follow)

` First Quarter Report McCormick & Company, Incorporated Consolidated Income Statement (Unaudited) (In millions except per-share data) Three months ended February 28, 2022 February 28, 2021 Net sales $ 1,522.4 $ 1,481.5 Cost of goods sold 962.0 904.0 Gross profit 560.4 577.5 Gross profit margin 36.8% 39.0 % Selling, general and administrative expense 333.3 321.3 Transaction and integration expenses 0.7 18.8 Special charges 19.5 1.1 Operating income 206.9 236.3 Interest expense 33.1 33.8 Other income, net 6.2 4.6 Income from consolidated operations before income taxes 180.0 207.1 Income tax expense 34.4 58.6 Net income from consolidated operations 145.6 148.5 Income from unconsolidated operations 9.3 13.3 Net income $ 154.9 $ 161.8 Earnings per share - basic $ 0.58 $ 0.61 Earnings per share - diluted $ 0.57 $ 0.60 Average shares outstanding - basic 267.8 267.1 Average shares outstanding - diluted 270.5 269.9

` First Quarter Report McCormick & Company, Incorporated Consolidated Balance Sheet (Unaudited) (In millions) February 28, 2022 November 30, 2021 Assets Cash and cash equivalents $ 338.4 $ 351.7 Trade accounts receivable, net 516.7 549.5 Inventories 1,244.2 1,182.3 Prepaid expenses and other current assets 139.7 112.3 Total current assets 2,239.0 2,195.8 Property, plant and equipment, net 1,135.9 1,140.3 Goodwill 5,333.4 5,335.8 Intangible assets, net 3,443.7 3,452.5 Investments and other assets 788.8 781.4 Total assets $ 12,940.8 $ 12,905.8 Liabilities Short-term borrowings and current portion of long-term debt $ 1,407.5 $ 1,309.4 Trade accounts payable 1,072.6 1,064.2 Other accrued liabilities 596.6 850.2 Total current liabilities 3,076.7 3,223.8 Long-term debt 3,964.5 3,973.3 Deferred taxes 796.5 792.3 Other long-term liabilities 488.9 490.9 Total liabilities 8,326.6 8,480.3 Shareholders’ equity Common stock 2,091.3 2,055.1 Retained earnings 2,922.4 2,782.4 Accumulated other comprehensive loss (416.0) (426.5) Total McCormick shareholders' equity 4,597.7 4,411.0 Non-controlling interests 16.5 14.5 Total shareholders’ equity 4,614.2 4,425.5 Total liabilities and shareholders’ equity $ 12,940.8 $ 12,905.8

` First Quarter Report McCormick & Company, Incorporated Consolidated Cash Flow Statement (Unaudited) (In millions) Three Months Ended February 28, 2022 February 28, 2021 Operating activities Net income $ 154.9 $ 161.8 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 49.0 48.1 Stock-based compensation 11.1 14.2 Amortization of inventory fair value adjustments associated with acquisitions — 6.3 Income from unconsolidated operations (9.3) (13.3) Changes in operating assets and liabilities (net of businesses acquired) Trade accounts receivable 33.2 31.0 Inventories (49.9) (21.5) Trade accounts payable 5.2 (73.6) Other assets and liabilities (185.5) (192.2) Dividends from unconsolidated affiliates 9.2 7.0 Net cash flow provided by (used in) operating activities 17.9 (32.2) Investing activities Acquisition of businesses (net of cash acquired) — (706.6) Capital expenditures (including software) (43.7) (48.6) Net cash flow used in investing activities (43.7) (755.2) Financing activities Short-term borrowings, net 97.3 (292.4) Long-term debt borrowings — 1,000.4 Payment of debt issuance costs — (1.1) Long-term debt repayments (3.5) (1.8) Proceeds from exercised stock options 30.3 3.6 Taxes withheld and paid on employee stock awards (12.0) (5.1) Common stock acquired by purchase (8.7) (0.1) Dividends paid (99.0) (90.8) Net cash flow provided by financing activities 4.4 612.7 Effect of exchange rate changes on cash and cash equivalents 8.1 7.2 Decrease in cash and cash equivalents (13.3) (167.5) Cash and cash equivalents at beginning of period 351.7 423.6 Cash and cash equivalents at end of period $ 338.4 $ 256.1